Acquired Intangible Assets, Net - Total Estimated Amortization of Intangible Assets (Detail) In Thousands, unless otherwise specified	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY
Goodwill And Intangible Assets Disclosure [Abstract]
2014	$ 17	100
2015	17	100
2016	17	100
2017	17	100
2018	17	100
Total estimated amortization of intangible assets	$ 85	500